UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           November 28, 2005
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On November 28, 2005 — Laboratory Corporation of America® Holdings (LabCorp®) announced the availability of Roche Diagnostics’ Cytochrome AmpliChipTM P450 2D6/2C19 Genotyping and Phenotyping Assay as an enhancement to LabCorp’s growing pharmacogenetics test menu. Cleared by the U.S. Food and Drug Administration for diagnostic use, the assay utilizes DNA microarray technology to provide a rapid method of identifying multiple genetic variants in two cytochrome P450 (CYP450) genes, CYP2D6 and CYP2C19. These genes metabolize 40 to 45 percent of all prescription drugs, including antidepressants, pain relievers and cardiovascular agents. Variants in these genes can cause individuals to metabolize certain medications more slowly or quickly than normal, which can lead to serious side effects. Identifying these variants can help healthcare providers select optimal drug doses for their patients and avoid potentially serious drug interactions.

Exhibits

99.1 Press Release dated November 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: November 28, 2005	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary